Clarivate Analytics

CLARIVATE ANALYTICS PLC
FRIARS HOUSE
160 BLACKFRIARS ROAD
LONDON SE1 8EZ, UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 5, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail your proxy card in the enclosed postage-paid return envelope no later than April 17, 2020 in order to allow suficient time for us to receive your proxy card by mail.

VOTE BY EMAIL
You can also vote by email by sending a scanned PDF version of the original voted Proxy Card by email to AGM2020@clarivate.com. A proxy card sent to us by email must be received by us no later than 11:59 P.M. Eastern Time on May 5, 2020.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D00778-P34422 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLARIVATE ANALYTICS PLC

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS;

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Sheryl von Blucher	☐	☐	☐
1b. Jane Okun Bomba	☐	☐	☐
1c. Balakrishnan S. Iyer	☐	☐	☐
1d. Richard W. Roedel	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3, 4, 5 AND 6.	**For**	**Against**	**Abstain**
2. APPROVAL TO CHANGE COMPANY'S NAME TO CLARIVATE Plc.	☐	☐	☐
3. APPROVAL TO AMEND MEMORANDUM AND ARTICLES OF ASSOCIATION AS SET FORTH IN NOTICE OF ANNUAL GENERAL MEETING.	☐	☐	☐
4. APPROVAL TO ENGAGE IN OPEN-MARKET SHARE REPURCHASES AS SET FORTH IN NOTICE OF ANNUAL GENERAL MEETING.	☐	☐	☐
5. APPROVAL TO ENGAGE IN SHARE REPURCHASES FROM PRIVATE EQUITY SPONSORS AS SET FORTH IN NOTICE OF ANNUAL GENERAL MEETING.	☐	☐	☐
6. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all director nominees in Proposal 1 and "FOR" Proposals 2, 3, 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D00779-P34422

CLARIVATE ANALYTICS PLC
Annual General Meeting of Shareholders
May 7, 2020 2:00 PM BST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jerre Stead, Richard Hanks and Stephen Hartman, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the ordinary shares that the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Clarivate Analytics PLC to be held on May 7, 2020 or at any postponement or adjournment thereof.

(Continued and to be signed on reverse side)